SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On October 17, 2008, Waste Management, Inc. (the “Company”) filed a prospectus supplement pursuant to Rule 424 of the Securities Act of 1933, as amended, to its registration statement on Form S-3 (No. 333-137526) (the “Registration Statement”), to register the issuance of 318 shares of its common stock, par value $0.01 per share (the “Common Stock”).
     The Company is filing a legal opinion issued in connection with the issuance of its shares of Common Stock as exhibit 5.1, to be incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
5.1	Opinion of Amanda K. Maki

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: October 17, 2008	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker, Senior Vice President

Exhibit Index

Exhibit Number	Description
5.1	Opinion of Amanda K. Maki